PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                            STRONG DISCOVERY FUND II

                       STRONG INTERNATIONAL STOCK FUND II


                  Supplement to Prospectuses dated May 1, 2000.


STRONG DISCOVERY FUND II
STRONG INTERNATIONAL STOCK FUND II

Effective April 6, 2001, the Strong Discovery Fund II and Strong International Stock Fund II were closed to new participation agreements for shareholder servicing. If you have any questions, please call us, day or night, at 1-800-368-1683, 24 hours a day, 7 days a week.

STRONG DISCOVERY FUND II

Effective August 31, 2000, Mr. Charles A. Paquelet is the sole manager of Strong Discovery Fund II.


            The date of this Prospectus Supplement is April 9, 2001.